Exhibit 99.1

AMERICAN REBEL HOLDINGS CEO ANDY ROSS PERFORMS AT LEGENDARY WHISKEY JAM SHOWCASE

Nashville, TN, Jan. 13, 2025 (GLOBE NEWSWIRE) — American Rebel Holdings, Inc. (NASDAQ: AREB) (“American Rebel” or the “Company”), creator of American Rebel Beer (www.americanrebelbeer.com) and a designer, manufacturer, and marketer of branded safes, personal security and self-defense products and apparel (www.americanrebel.com), is proud to report its CEO Andy Ross performed at the Legendary Whiskey Jam Showcase (www.whiskeyjam.com) at Dierks Bentley’s Whiskey Row Nashville location (dierkswhiskeyrow.com) in the hub of the Broadway Entertainment District. Being invited to Whiskey Jam is a significant milestone in Andy’s music career as many of the top Nashville recording artists have been previous Whiskey Jam guests. Andy’s set was well received as he opened with “Rebel,” followed by “Country Girls Got Game,” “I Stand For You,” and he closed with “Cold Dead Hand.” Andy’s appearance at Whiskey Jam also provided the opportunity for Andy to introduce American Rebel Light to the management at Dierks Bentley’s Whiskey Row.

“My music opens a lot of doors for American Rebel Beer and so does the ten years I did of Maximum Archery World Tour on The Outdoor Channel and outdoor TV,” said Andy Ross. “American Rebel Light Beer has origins all the way back to 2013 when I wrote the song ‘American Rebel.’ We didn’t just make up this story to market our beer, it’s my life.”

Ward Guenther, founder of Whiskey Jam, said, “Whiskey Jam was founded back in 2011 as a chance for a bunch of friends to get together to play songs and party. There were a lot of writer’s nights in town that had subdued atmospheres….we wanted to have one that was just a free-for-all, and that caught on so fast and it has evolved into a thing where when artists come to town it’s on their list of things they gotta do; and it’s on people’s lists when they vacation here, ‘gotta check out Whiskey Jam.’ Nashville is built on people writing their own music and Whiskey Jam is a place the artists in town can share these songs they’ve been working on their whole lives to bring to Nashville.”

Whiskey Jam has held events for over 1,000 consecutive Monday nights in Nashville with over 5,000 artists, bands and songwriters having performed on Whiskey Jam stages. Over 450 #1 songs have been written or performed by Whiskey Jam guests.

About Whiskey Jam

In January 2011, Whiskey Jam started a Monday night event in the burgeoning Midtown Nashville area. Built on the idea of “Good music, good friends, good party,” what began as an underground writer’s night, quickly became a musical & social mainstay of the local music scene.

The first few months saw guest artists like OneRepublic, Kip Moore, Brett Eldredge, David Nail, Chris Young, Dustin Lynch and The Fray. The laid-back atmosphere was cool enough for locals, yet accessible enough for visitors. Music Row A-Listers enjoying beers and music alongside the aspiring stars of tomorrow. In that regard, it was a rare combination and an instant hit.

Over the past 14 years, Whiskey Jam has grown to have a huge following of artists, friends and fans, all drawn in by their honest attachment to the freshness and spark of the event. From Music Row publishing companies hosting “takeover” nights to showcase their team of talent, to Music Row record labels testing their latest artist’s mettle on the seasoned crowd, you’re always in for a great time. Of course, there’s always the occasional pop-in by one of Nashville’s (or LA’s or NYC’s) top writers or artists. The cherished Nashville idea of “you never know who you’re gonna see” is alive and well here. Whiskey Jam happens every Monday and Thursday night at Dierks Bentley’s Whiskey Row Nashville.

Notable Whiskey Jam guests include: A THOUSAND HORSES / RHETT AKINS / LAUREN ALAINA / FRANKIE BALLARD / GABBY BARRETT / DIERKS BENTLEY / LEE BRICE / KANE BROWN / THE CADILLAC THREE / COLBIE CAILLAT / CAM / CRAIG CAMPBELL / LUKE COMBS / EASTON CORBIN / DAN + SHAY / JORDAN DAVIS / GAVIN DEGRAW / TRAVIS DENNING / RUSSELL DICKERSON / RONNIE DUNN / ERNEST / BRETT ELDREDGE / MELISSA ETHERIDGE / TYLER FARR / THE FRAY / BRANTLEY GILBERT / RILEY GREEN / HARDY / WALKER HAYES / SAM HUNT / JAMEY JOHNSON / ELLA LANGLEYE / LADY A / CHRIS LANE / LIT / LOCASH / LOVE & THEFT / DUSTIN LYNCH / PEYTON MANNING / ASHLEY MCBRYDE / PARKER MCCOLLUM / SCOTTY MCCREERY / MIDLAND / SHAY MOONEY / KIP MOORE / MAREN MORRIS / MEGAN MORONEY / KACEY MUSGRAVES / DAVID NAIL / JERROD NEIMANN / OLD DOMINION / ONEREPUBLIC / BROTHERS OSBORNE / JAMES OTTO / BRAD PAISLEY / JON PARDI / ERIC PASLAY / CARLY PEARCE / CASSADEE POPE / MICHAEL RAY / THOMAS RHETT / CHASE RICE / JELLY ROLL / SHABOOZEY / DAN + SHAY / MATT STELL / NATE SMITH / COLE SWINDELL / CHRIS STAPLETON / MITCHELL TENPENNY / ZACH TOP / RANDY TRAVIS / KEITH URBAN / MORGAN WALLEN / DRAKE WHITE / RON WHITE / LAINEY WILSON / BRETT YOUNG / CHRIS YOUNG / BAILEY ZIMMERMAN

About American Rebel Light Beer

Produced in partnership with AlcSource, American Rebel Light Beer (www.americanrebelbeer.com) is a domestic premium light lager celebrated for its exceptional quality and patriotic values. It stands out as America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand Your Ground Beer.

American Rebel Light is a Premium Domestic Light Lager Beer. All Natural, Crisp, Clean and Bold Taste with a Lighter Feel. With approximately 100 calories, 3.2 carbohydrates, and 4.3% alcoholic content per 12 oz serving, American Rebel Light Beer delivers a lighter option for those who love great beer but prefer a more balanced lifestyle. It’s all natural with no added supplements and importantly does not use corn, rice, or other sweeteners typically found in mass produced beers.

About American Rebel Holdings, Inc.

American Rebel Holdings, Inc. (NASDAQ: AREB) has operated primarily as a designer, manufacturer and marketer of branded safes and personal security and self-defense products and has recently transitioned into the beverage industry through the introduction of American Rebel Light Beer. The Company also designs and produces branded apparel and accessories. To learn more, visit www.americanrebel.com and www.americanrebelbeer.com. For investor information, visit www.americanrebel.com/investor-relations .

American Rebel Holdings, Inc.

info@americanrebel.com

American Rebel Beverages, LLC

Todd Porter, President

tporter@americanrebelbeer.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. American Rebel Holdings, Inc. (NASDAQ: AREB; AREBW) (the “Company,” “American Rebel,” “we,” “our” or “us”) desires to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and is including this cautionary statement in connection with this safe harbor legislation. The words “forecasts,” “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “expect” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements primarily on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include benefits of the launch party, actual launch timing and availability of American Rebel Beer, our ability to effectively execute our business plan, and the Risk Factors contained within our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by law.

Company Contact:

tporter@americanrebelbeer.com

info@americanrebel.com